Filed Pursuant to Rule 497(a)

File Number: 333-264909

Rule 482 ad

Listing Email

Subject: Important: Destiny Tech100 (DXYZ) Lists on NYSE Today

Hi [name] / Hey there,

I’m thrilled to inform you that when the market opens at 9:30am ET today, March 26, the Destiny Tech100 will officially list on the New York Stock Exchange under the ticker symbol “DXYZ”.

The Destiny Tech100 is an exchange-listed fund investing in venture-backed private tech companies – providing private market access with the protections and liquidity of the public market.

This marks a historic moment for the everyday investor, and I hope you’ll be a part of it.

How to access:

You will be able to track the price of the Tech100 through your favorite brokerage app starting today by looking for the ticker symbol DXYZ.

Thank you for your continued support.

Sincerely,

Sohail

Share Delivery

Email 1 - 1-4 share recipients

Subject: Your DXYZ share is on the way!

Hey [Recipient Name],

Thank you for participating in our Claim Your Share initiative and securing your free share of Destiny Tech100. I’m happy to share that the Tech100 will make its debut on the NYSE tomorrow (Mar 26th) under the ticker symbol DXYZ.

We’ve initiated the share transfer and your complimentary share(s) should arrive in your brokerage account within the next 3-5 business days, depending on your broker’s efficiency. Our team is committed to supporting you if any issues occur during the transfer process.

Excited for what lies ahead and happy to have you with us 🙂

Best,

Robert

Email 2a - (Referral)

Subject: Your 100 DXYZ shares are on the way!

Hey [Recipient’s Name],

Many thanks for being a top referrer in our Claim Your Share initiative. I’m happy to share that the Tech100 will make its debut on the NYSE tomorrow under the ticker symbol DXYZ.

We’ve initiated the share transfer and your 100 shares for being a top referrer should arrive in your brokerage account within the next 3-5 business days, depending on your broker’s efficiency. Our team is committed to supporting you if any issues occur during the transfer process.

Excited for what lies ahead and happy to have you with us 🙂

Best,

Robert

Email 2b - (Investor Community)

Subject: Your [#] DXYZ shares are on the way!

Hey [Recipient’s Name],

Thank you for being a part of our Claim Your Share initiative and securing [#] free shares of Destiny Tech100 as a [Investor Community member]. I’m happy to share that the Tech100 will make its debut on the NYSE tomorrow under the ticker symbol DXYZ.

We’ve initiated the share transfer and your [#] shares should arrive in your brokerage account within the next 3-5 business days, depending on your broker’s efficiency. Our team is committed to supporting you if any issues occur during the transfer process.

Excited for what lies ahead and happy to have you with us 🙂

Best,

Robert